Accrued Expenses	12 Months Ended
Dec. 31, 2011
Notes to Financial Statements
Accrued Expenses

Note 4 - Accrued Expenses

Accrued expenses at December 31, 2011 and December 31, 2010 consisted of the following:

The amount owing to Michael Jordan bears interest at 12% per annum and is currently in default.  Accrued interest on settlement, to date, amounts to $488,018.

An officer of the Company, as approved by the Board of Directors, is paid a salary of $175,000 per annum, renewable annually upon mutual consent until terminated by either party.  Amounts are currently being accrued until sufficient cash flows from operation allow payment.

	Dec 31, 2011	Dec 31, 2010
Michael Jordan settlement	$468,750	$468,750
Management salary	393,750	568,750
Professional fees	3,000	3,000
Total Accrued Expenses	$865,500	$1,040,500

On December 30, 2011 the Company’s Board of Directors approved the conversion of $350,000 of accrued salaries into a promissory note payable.